Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events
Subsequent Events

20. Subsequent Events

On January 5, 2018, the Partnership prepaid $29,750 of the outstanding debt of GAS-nineteen Ltd., GAS-twenty Ltd. and GAS-twenty one Ltd., which would have been originally due in April 2018.

On January 17, 2018, GasLog Partners completed a public offering of 4,600,000 8.200% Series B Cumulative Redeemable Perpetual Fixed to Floating Rate Preference Units (the "Series B Preference Units"), including 600,000 units issued upon the exercise in full by the underwriters of their option to purchase additional Series B Preference Units, at a price to the public of $25.00 per preference unit. The net proceeds from the offering, after deducting underwriting discounts, commissions and other offering expenses, were $110,988. The Series B Preference Units are listed on the New York Stock Exchange under the symbol "GLOP PR B".

On January 25, 2018, the board of directors of GasLog Partners approved and declared a quarterly cash distribution, with respect to the quarter ended December 31, 2017, of $0.5235 per unit. The cash distribution will be paid on February 14, 2018, to all common unitholders of record as of February 9, 2018. The aggregate amount of the declared distribution was $22,845.

On February 8, 2018, the board of directors of GasLog Partners approved and declared a distribution on the Series A Preference Units of $0.5390625 per preference unit and a distribution on the Series B Preference Units of $0.33028 per preference unit. The cash distributions are payable on March 15, 2018 to all unitholders of record as of March 7, 2018.